Exhibit 10.5

Loan No. RX0583-T3A

SECOND AMENDED AND RESTATED PROMISSORY NOTE

(TERM)

NEW ULM TELECOM, INC.

$35,000,000                                                                                           Dated: December 31, 2014

FOR VALUE RECEIVED, the undersigned unconditionally promises to pay to COBANK, ACB (the “Payee”), or its order, at the times and in the manner set forth in that certain Amended and Restated Master Loan Agreement, dated as of the date hereof, among the undersigned and Payee, as it may be amended, modified, supplemented, extended or restated from time to time, (the “MLA”), and in that certain Amended and Restated Third Supplement to the Master Loan Agreement, dated as of the date hereof, among the undersigned and Payee, as it may be amended, modified, supplemented, extended or restated from time to time (the “Third Supplement”;  and together with the MLA, collectively, the “Loan Agreement”), the principal sum of THIRTY-FIVE MILLION UNITED STATES DOLLARS ($35,000,000) or such lesser amount as may be advanced hereunder, together with interest on the unpaid principal balance hereof at the rate or rates set forth in the Loan Agreement.  This note amends, restates and replaces in its entirety that certain Promissory Note, dated as of September 5, 2014, in the original principal amount of $4,500,000, by the undersigned in favor of the Payee (the “Original Note”).

This note is given for the loan to be made by the Payee to the undersigned pursuant to the Loan Agreement, all of the terms and provisions of which (including, without limitation, provisions regarding acceleration of the maturity hereof and application of default interest and of a surcharge to payments hereunder) are hereby incorporated by reference.  Accrued interest and payments shall be posted by the Payee upon an appropriate accounting record, which record (and all computer printouts thereof) shall constitute prima facie evidence of the outstanding principal and interest on the loan.  Any amount of principal hereof which is not paid when due, whether at stated maturity, by acceleration or otherwise, shall bear interest from the date when due until said principal amount is paid in full, payable on demand, at a rate per annum set forth in Section 11(D) of the MLA.

The makers or endorsers hereof hereby waive presentment for payment, demand, protest, and notice of dishonor and nonpayment of this note, and all defenses on the ground of delay or of any extension of time for the payment hereof which may be hereafter given by the holder or holders hereof to them or either of them or to anyone who has assumed the payment of this note, and it is specifically agreed that the obligations of said makers or endorsers shall not be in anywise affected or altered to the prejudice of the holder or holders hereof by reason of the assumption of payment of the same by any other person or entity.

Should this note be placed in the hands of an attorney for collection or the services of any attorney become necessary in connection with enforcing its provisions, the undersigned agrees to pay reasonable attorneys' fees, together with all costs and expenses incident thereto, to the extent allowed by law.  Except to the extent governed by applicable federal law, this note shall be governed by and construed in accordance with the laws of the State of Colorado, without reference to choice of law doctrine. Whenever possible, each provision of this note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this note shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this note.  Whenever in this note reference is made to the Payee or the undersigned, such reference shall be deemed to include, as applicable, a reference to their respective successors and assigns. The provisions of this note shall be binding upon and shall inure to the benefit of such successors and assigns.  The undersigned’s successors and assigns shall include, without limitation, a receiver, trustee or debtor in possession of or for the undersigned.

The amendment and restatement of the Original Note by this note shall not constitute a novation or termination of the obligations and covenants of the undersigned thereunder, but shall constitute an amendment and restatement of the obligations and covenants of the undersigned under such Original Note and the undersigned hereby reaffirms all such obligations and covenants under the Original Note as amended and restated hereby.

Amended and Restated Promissory Note/New Ulm Telecom, Inc.

Loan No. RX0583-T3A

IN WITNESS WHEREOF, the undersigned has caused this note to be executed and delivered by its duly authorized officer as of the date first shown above.

NEW ULM TELECOM, INC.

By: /s/_Curtis Kawlewski__________

                            Curtis Kawlewski

                                                                                               Chief Financial Officer